                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                           COMMUNITY BANCSHARES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                     0-16461                   63-0868361
  ----------------              ------------             ------------------
  (State or Other               (Commission                (IRS Employer
  Jurisdiction of               File Number)             Identification No.)
  Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 12, 2005 Community Bancshares, Inc. (the "Company") granted, pursuant to Nonqualified Stock Option Agreements, non-qualified options to its directors and certain officers to purchase up to an aggregate of 550,000 shares of common stock, $.10 par value per share, of the Company ("Company Common Stock") at a price of $6.81 per share, representing the 30-day weighted average of sales prices which the Company's board of directors determined to be the fair market value of Company Common Stock on the date of grant. The options were granted for the purpose of more closely aligning the interests of the grantees with the interests of the Company's stockholders and providing an increased incentive for those individuals to work for the Company's long-term success. Each of the individuals who received the Nonqualified Stock Option Agreements are provided herein.

      The terms of the options are contained in the individual agreements rather than in a formal Company incentive compensation plan. The options expire in five years and automatically terminate sooner if the individual's affiliation with the Company is terminated for cause or if the individual violates a noncompete provision. The period for exercising options is reduced in the case of officers, but not in the case of directors, in the event of a termination of employment for reasons other than cause. Options granted to directors and senior officers are vested immediately while options granted to other officers are subject to a graded vesting schedule pursuant to which full vesting occurs on the second anniversary of the date of grant. Forms of option agreements applicable to directors, senior officers and certain other officers are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated into this
Item 1.01 by reference.

      The following individuals were party to the Nonqualified Stock Option Agreements for Directors as grantees:

     Name                               Number of Shares
     ----                               ----------------
Kenneth Campbell                                  25,000
Glynn Debter                                      25,000
Patrick Frawley                                   75,000
R.B. Jackson                                      25,000
John J. Lewis, Jr.                                25,000
Stacey Mann                                       40,000
Terry Sanderson                                   25,000
Michael A. Tarpley                                25,000
Jimmie Trotter                                    25,000

      The following individuals were party to the Nonqualified Stock Option Agreements for Senior Officers as grantees:

     Name                               Number of Shares
     ----                               ----------------
John Brothers                                     20,000
William Caughran                                  20,000
Dwight Griffin                                    12,000
Kerri Kinney                                       5,000
John Noland                                        5,000
Gerald Player                                     15,000
Mark Soukup                                       12,000
Tommy Traylor                                     15,000

      The following individuals were party to the Nonqualified Stock Option Agreements for Officers as grantees:

     Name                               Number of Shares
     ----                               ----------------
Mary Anne Arnold                                   3,000
Tim Barnett                                        3,000
Johnny Baugh                                       9,000
Todd Bennich                                       3,000
Brenda Best                                        3,000
Danny Bostick                                      3,000
Brent Breedlove                                    3,000
Stan Brown                                         3,000
Rebecca Cole                                       3,000
John Cornelius                                     3,000
Rebecca Cornelius                                  3,000
Beleta Culwell                                     3,000
Robert Curtis                                      9,000
Paul Eckley                                        3,000
Sheila Edwards                                     3,000
Kevin Ellis                                        3,000
Gwen Fields                                        3,000
Gene Gardner                                       3,000
Deborah Garrison                                   3,000
Carol Glover                                       3,000
Ken Gresham                                        3,000
Corey Griffin                                      3,000
Marsha Hathaway                                    3,000
Meador Jones                                       3,000
Kay Hall                                           3,000
Leonard Leach                                      3,000
Bonnie Martin                                      3,000

Tonya Martin                                       3,000
Tony Maulucci                                      3,000
Terry L. Moore                                     3,000
Carol Murcks                                       3,000
Judy Owen                                          3,000
Carol Parson                                       3,000
Tracy Patterson                                    3,000
William Phillips                                   3,000
Eric Poe                                           3,000
Danny Riggs                                        9,000
Angie Roth                                         3,000
Shane Rudd                                         3,000
Linda Sanders                                      3,000
Jill Sellers                                       3,000
Larry Skipworth                                    3,000
Liz Tidwell                                        3,000
Andrea Weaver                                      3,000
Teresa Wood                                        3,000
Bo Youngblood                                      3,000

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

           The following exhibits are filed herewith:

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
 10.1           Form of Community Bancshares, Inc. 2005 Nonqualified Stock Option
                Agreement for Directors

 10.2           Form of Community Bancshares, Inc. 2005 Nonqualified Stock Option
                Agreement for Senior Officers

 10.3           Form of Community Bancshares, Inc. 2005 Nonqualified Stock Option
                Agreement for Officers

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMMUNITY BANCSHARES, INC.
                                           /s/ Patrick M. Frawley
                                           ---------------------------------
                                           Patrick M. Frawley
                                           Chairman, Chief Executive Officer and
                                           President

Date: January 18, 2005

                               INDEX TO EXHIBITS

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
 10.1           Form of Community Bancshares, Inc. 2005 Nonqualified Stock Option
                Agreement for Directors

 10.2           Form of Community Bancshares, Inc. 2005 Nonqualified Stock Option
                Agreement for Senior Officers

 10.3           Form of Community Bancshares, Inc. 2005 Nonqualified Stock Option
                Agreement for Officers